PUTNAM
GLOBAL
UTILITIES
FUND

ANNUAL REPORT
SEPTEMBER 30, 1995

[PUTNAM LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS

> "Simply put, for all their fits and starts, emerging markets still hold some of the world's best prospects for robust economic growth and healthy earnings."

     -- Business Week, September 4, 1995


FISCAL 1995 RESULTS AT A GLANCE
TOTAL RETURN:                      NAV       POP
(change in value during period
plus reinvested distributions)
9 months ended 9/30/95                  13.41%    6.87%

SHARE VALUE:                       NAV       POP
1/3/95  (Commencement of operations)    $8.50          $9.02
9/30/95                            9.64      10.23

Data above represent past results and are not indicative of future performance. For additional performance information, see pages 8 through 10. POP assumes 5.75% maximum sales charge. Performance data reflect an expense limitation currently in effect. Without the expense limitation, the fund's total return would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.
FROM THE CHAIRMAN

DEAR SHAREHOLDER:

LIKE THE MARATHON RUNNER IT IS DESIGNED TO BE, PUTNAM GLOBAL UTILITIES FUND SET OFF ON A MEASURED PACE DURING ITS ABBREVIATED INITIAL FISCAL YEAR. WHILE IT DID NOT QUITE KEEP UP WITH THE U.S. STOCK MARKET'S SPRINT THUS FAR IN 1995, ITS TOTAL RETURN OF OVER 13% AT NET ASSET VALUE WAS QUITE RESPECTABLE.

OVER TIME, YOUR FUND'S GLOBAL ORIENTATION SHOULD YIELD CONSISTENTLY SOLID RESULTS AS EMERGING ECONOMIES REQUIRE INCREASINGLY GREATER SUPPLIES OF ENERGY AND EXPANSION OF TELECOMMUNICATIONS FACILITIES AND AS MORE MATURE ECONOMIES CONTINUE TO UPGRADE THEIR INFRASTRUCTURES. HOWEVER, TO ALLOW YOUR FUND TO TAKE GREATER ADVANTAGE OF OPPORTUNITIES OUTSIDE THE UTILITIES SECTOR, PUTNAM MANAGEMENT HAS RECOMMENDED A BROADER STRATEGY AND A NAME CHANGE TO PUTNAM GLOBAL GROWTH AND INCOME FUND. YOU WILL BE RECEIVING ADDITIONAL INFORMATION ABOUT THIS PROPOSAL, INCLUDING A PROXY, IN THE NEAR FUTURE.

ALL IN ALL, WE ARE EXCITED ABOUT THE FUND'S PROSPECTS. IN THE
REPORT THAT FOLLOWS, FUND MANAGER SHELDON SIMON EXPLAINS HOW HE
HAS STRUCTURED THE PORTFOLIO OVER THE PAST SEVERAL MONTHS AND WHAT HE SEES AS THE FUND ENTERS ITS FIRST FULL FISCAL YEAR.

RESPECTFULLY YOURS,
/S/ GEORGE PUTNAM
GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
NOVEMBER 22, 1995
REPORT FROM THE FUND MANAGER
SHELDON SIMON

In light of the fact that the U.S. stock market reached several record highs during Putnam Global Utilities Fund's first fiscal year, your fund's performance may not initially appear impressive. However, we believe the fund is actually off to quite a respectable start. Much of the fund's portfolio has been invested in overseas utilities stocks, many of which are in emerging markets that have not yet fully recovered from upheavals sustained in 1994.

Your fund doesn't fit easily into any Lipper category; thus, comparing its performance to that of other funds is like comparing apples to oranges. Nor do its holdings resemble those of the usual benchmarks. It is, however, essential to have some sort of performance yardstick for comparative purposes. So, in evaluating the fund's total return (13.41% at net asset value), we compared it with three different measures: the Lipper category average for emerging market funds (-1.29%); the Lipper category average for utility funds (18.96%), and the Europe, Australia, and Far East
(EAFE) component of the Morgan Stanley Capital International Index (6.88%). Given the fund's relative strength over this abbreviated initial fiscal year, we consider our strategies right on target.

During the period, U.S. stocks, about 25% of the portfolio, made the biggest contribution; if short-term results were the objective, the fund would have been helped by a larger U.S. allocation. European stocks, about 20%, turned in positive performances and were benefited by a decline in the U.S. dollar.

>    THE GLOBAL UNIVERSE OF UTILITIES

With a global perspective in mind, we believed that emerging markets presented the most attractive opportunities during the period. As the fund began operations, the more mature markets were generally well on their way to recovery after a tumultuous 1994. This was especially true in the U.S. and, to a lesser extent, Europe, where economic cycles follow much the same pattern as those in the United States.

On the other hand, emerging markets, particularly those in Latin America and Southeast Asia, still had a long way to go. While these markets were in a slump, they represented countries in which the world's strongest growth is expected, a potential that could be as much as twice the rate of the industrial world for the rest of the decade.* As an additional incentive, utilities tend to grow at a much faster pace, usually at least twice that of a country's growth rate. As a result, attractive utilities stocks that not only offered the potential for outstanding capital growth but were also underpriced relative to what we felt was their true value seemed to us to represent a remarkable opportunity.

>    STRATEGIES HELP PROTECT AGAINST VOLATILITY
     IN EMERGING MARKETS

Although your fund's portfolio includes a relatively small number of issues (about 40), it is diversified across several markets and countries in order to help offset the volatility that characterizes emerging market investments. Volatility, however, can also offer opportunity. At a low point in the Argentine market early in the year, we added to the fund's position there; since then, these holdings have dramatically increased in value.

*Source: Business Week, "Global Investing", September 11, 1995.

ALLOCATIONS BY COUNTRY (9/30/95)+
UNITED KINGDOM      20.4%
ARGENTINA            6.9%
SPAIN                     6.3%
CHINA                     5.6%
PHILIPPINES               4.3%
MALAYSIA             4.2%

+    Based on net assets. Holdings will vary over time.
Even more importantly, we choose issues on a company-by-company basis, a bottom-up approach requiring intensive research. We often meet directly with management and, when possible, make company visits. Since privatizations, the new issues of formerly government-owned electric or telephone companies, are an important component of the global utilities universe, we pay close attention to their fundamentals and valuations. There is usually less investor interest in issues traded in emerging markets than there is in U.S. utility stocks. So the prices of emerging market utility stocks tend to depend more upon a company's fundamentals than on market activity. While emerging market investments are generally thought of as best-suited to more aggressive investors, your fund's holdings are generally in large-capitalization companies. Furthermore, by the very nature of their product, utilities are relatively stable and less subject to the whims of the marketplace than many other companies.

One of the portfolio's largest holdings is Iberdrola, a multi-million dollar Spanish electric company; Spain, generally considered among the second-tier European countries, has a somewhat less mature economy than its northern neighbors. Iberdrola, as well as stocks in Argentina, the Philippines, and Malaysia, have performed well thus far; however, we expect more of them in the future. Our holding in mainland China, Huaneng Power, in spite of strong fundamentals, hasn't yet contributed significantly; here again, our approach is long term.

>    THE FORECAST FAVORS EMERGING MARKETS

Emerging markets are steadily gaining strength. The fund's holdings, largely in electric and telephone companies providing essential infrastructure for development, should be among the first to benefit from a surge in economic growth. Increased consumption should then sustain their value. When emerging markets are fully back in favor, we anticipate considerable capital appreciation, probably in a short period of time.
TOP 10 HOLDINGS (9/30/95)

SPRINT CORP.
Telecommunications, U.S.
IBERDROLA S.A.
Electric company, Spain
EAST MIDLANDS ELECTRICITY PLC
Electric utility, U.K.
PHILIPPINE LONG DISTANCE TELEPHONE CO. SER. III $7.00
Telephone utility, Philippines
PACIFIC ENTERPRISES
Gas Utility, U.S.
TELEKOM MALAYSIA
Telephone service, Malaysia
PINNACLE WEST CAPITAL CORP.
Electric utility, U.S.
HUANENG POWER INTERNATIONAL INC. ADR
Electric utility, China
TELEDANMARK  A/S ADS
Telephone service, Denmark
SOUTHERN ELECTRIC PLC
Electric utility, U.K.

These holdings represent 42.3% of the fund's net assets. Portfolio holdings are subject to change.

More immediately, we expect the U.S. dollar to continue to strengthen, but believe that the rate of appreciation in emerging markets will far outstrip any negative effects this shift might have on the fund. If, down the road, growth slows significantly in the U.S. and Europe, we expect investors will increasingly turn to emerging markets. We anticipate renewed investor interest in the areas of the portfolio's greatest concentration will be another factor that ultimately enhances fund performance.

The views expressed throughout the report are exclusively those of Putnam Management. They are not meant as investment advice.
Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

Performance should always be considered in light of a fund's investment strategy. Putnam Global Utilities Fund is designed for investors seeking capital growth and current income through investments in stocks, principally those of utility companies, and may invest a significant portion of its assets in countries outside the United States, with an emphasis on emerging market securities.

TOTAL RETURN FOR PERIOD ENDED 9/30/95
                              STANDARD       MSCI
                              & POOR'S       EAFE
                NAV      POP  500(R) INDEX   INDEX
LIFE OF FUND
(SINCE 1/3/95) 13.41%    6.87%       29.66%       6.88%

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. POP assumes maximum 5.75% sales charge.

PROPOSED CHANGES TO FUND
Putnam Management plans to seek Trustee approval to eliminate the fund's fundamental policy requiring it to concentrate at least 25% of its assets in utilities stocks effective January, 1996. If the Trustees approve this change, it will then be submitted to shareholders for a vote. Proxies would be mailed in November.

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 1/3/95

[line graph depicting Fund shares at POP beginning at $9,425 on 1/3/95 t0 $10,688 on 9/30/95 and Standard & Poor's 500 Index and
MSCI EAFE Index beginning at $10,000 on 1/3/95 to $12,966 and
$10,687 on 9/30/95, respectively]


Past performance is no assurance of future results.


TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares.

COMPARATIVE BENCHMARKS

THE EUROPE, AUSTRALIA AND THE FAR EAST (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars. It includes approximately 1,045 securities issued by companies located or traded in markets in 18 countries.

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

LIPPER EMERGING MARKETS AVERAGE is an equal weighted average of funds tracked by Lipper which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measure.

LIPPER UTILITIES FUND AVERAGE is an equal weighted average of funds tracked by Lipper which invest 65% of their equity portfolio in utility shares.

Both indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that differ from those in the indexes. Investment in the fund is subject to special international risks, such as currency fluctuations and political developments.

REPORT OF INDEPENDENT ACCOUNTANTS
For the period January 3, 1995 (commencement of operations) to September 30, 1995

To the Trustees and Shareholders of
Putnam Global Utilities Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Utilities Fund, including the portfolio of investments owned, as of September 30, 1995, the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 3, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Utilities Fund as of September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period January 3, 1995 (commencement of operations) to September 30, 1995, in conformity with generally accepted accounting principles.

                                        Coopers & Lybrand L.L.P.


Boston, Massachusetts
November 10, 1995
PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995
Common Stocks (89.5%)*
Number of Shares                                       Value
Electric Utilities(45.4%)

1,500          CMS Energy Corp.         $   39,375
1,600          Central Costanera 144A
               ADR(Argentina)+              40,800
2,000          Central Puerto 144A
               ADR (Argentina)              31,500
1,000          Chilectra S.A. 144A
               ADR(Chile)                   44,500
1,000          Chilgener S.A. ADR(Chile)    21,125
8,000          China Light & Power Co.
               (Hong Kong)+                 41,392
1,500          Compania Boliviana Energia
               ADR(Bolivia)                 43,875
6,300          East Midlands Electricity PLC
               (United Kingdom)+            85,532
  400          Empresa Nacional de
               Electricidad S.A. ADR(Spain) 20,600
1,000          Empresa Nacional de
               Electricidad S.A. ADR(Chile) 20,125
7,500          Hong Kong Electric
               Holdings Ltd.(Hong Kong)     25,078
3,800          Huaneng Power International,
               Inc. ADR(China)+             65,550
12,000         Iberdrola S.A. (Spain)+      90,760
1,000          National Power PLC
               ADR(United Kingdom)          33,375
2,500          Pinnacle West Capital Corp.  65,625
7,600          Scottish Power
               (United Kingdom)             42,282
3,800          Shandong Huaneng
               Power ADR(China)             33,725
4,100          Southern Electric
               PLC(United Kingdom)+         58,126
                                           803,345
Gas Pipelines(7.7%)
1,300          Enron Corp.                  43,550
1,000          Enron Global Power & Pipelines 22,875
4,700          Transportadora de Gas
               del Sur ADR(Argentina)       49,350
1,400          Westcoast Energy, Inc.       20,825
                                           136,600
Gas Utilities(7.4%)
  500          British Gas PLC ADR
               (United Kingdom)             20,875
1,300          K N Energy, Inc.             35,425
3,000          Pacific Enterprises          75,375
                                           131,675
Common Stocks (continued)
Number of Shares                             Value
Telecommunication(3.9%)
  800          Royal PTT N.V. 144A
               ADR(Netherlands)+       $    28,376
1,000          Vodafone Group PLC
               ADR (United Kingdom)         41,000
                                            69,376
Telephone Services(21.0%)
1,000          GTE Corp.                    39,250
2,100          MCI Communications Corp.     54,729
1,000          NYNEX Corp.                  47,750
2,600          Sprint Corp.                 91,000
2,500          Tele Danmark A/S ADS
               (Denmark)                    64,688
10,000         Telekom Malaysia(Malaysia)   75,224
                                           372,641
Water Utilities(4.1%)
4,250          Welsh Water PLC
               (United Kingdom)+            52,192
2,000          Yorkshire Water PLC
               (United Kingdom)             19,756
                                            71,948
Total Common Stocks
(cost $1,426,506)                       $1,585,585
Preferred Stocks (0.4%)*(cost $4,353)
Number of Shares                                       Value
Water Utilities(0.4%)
4,590          Welsh Water PLC pfd.
               (United Kingdom)+      $      7,490
Convertible Preferred Stocks (4.4%)*
(cost $70,441)
Telephone Utilities(4.4%)
Number of Shares                                       Value
1,300          Philippine Long Distance
               Telephone Co. Ser. III $7.00
               cv. pfd. (Philippines)  $    77,188
Short-Term Investments (4.6%)*($81,029)

Principal Amount                                       Value
$  81,000      Interest in $652,192,000
               joint repurchase agreement
               dated September 29, 1995 with
               Goldman, Sachs & Co. due
               October 2, 1995 with respect
               to various U.S. Treasury
               obligations-maturity value
               of $81,043 for an effective
               yield of 6.375%
                                      $     81,029
Total Investments
(cost $1,582,329)***                    $1,751,292

Notes
* Percentages indicated are based on net assets of $1,771,111, which corresponds to a net asset value per share of $9.64.
+ Non-income-producing security.
***The aggregate identified cost for federal income tax purposes is $1,582,329, resulting in gross unrealized appreciation and depreciation of $198,756 and $29,793, respectively, or net unrealized appreciation of $168,963.
ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.
144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.









The accompanying notes are an integral part of these financial statements.
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
ASSETS
Investments in securities, at value
(identified cost $1,582,329) (Note 1)             $1,751,292
Cash                                                     738
Dividends and interest receivable                     10,053
Receivable from Manager (Note 3)                      17,360
Unamortized organization expense  (Note 1)             5,632
TOTAL ASSETS                                       1,785,075

LIABILITIES
Payable for compensation of Manager (Note 3)           3,530
Payable for organization expense  (Note 1)             6,425
Payable for administrative services (Note 3)              10
Payable for compensation of Trustees (Note 3)             74
Other accrued expenses                                 3,925
Total liabilities                                     13,964
NET ASSETS                                        $1,771,111

REPRESENTED BY
Paid-in capital (Notes 1, 2, and 5)               $1,558,084
Undistributed net investment income (Note 1)          50,435
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)               (6,331)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                168,923
TOTAL REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                        $1,771,111

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per share
($1,771,111 divided by 183,657 shares)                 $9.64
Offering price per share (100/94.25 of $9.64)*        $10.23

*On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.
STATEMENT OF OPERATIONS
For the period January 3, 1995 (commencement of operations) to September 30, 1995

INVESTMENT INCOME
Dividends (net of foreign tax of $2,962)             $47,749
Interest                                               3,201
TOTAL INVESTMENT INCOME                               50,950
EXPENSES:
Compensation of Manager (Note 3)                       9,700
Investor servicing and custodian fees (Note 3)         6,524
Compensation of Trustees (Note 3)                        543
Reports to shareholders                                  368
Auditing                                              16,306
Legal                                                  9,808
Postage                                                   57
Registration fees                                        553
Administrative services (Note 3)                          30
Amortization of organization expense (Note 1)            793
Fees waived by Manager (Note 3)                     (36,617)
Other expenses                                             3
TOTAL EXPENSES                                         8,068
FEES PAID INDIRECTLY (NOTE 3)                        (6,823)
NET EXPENSES                                           1,245
NET INVESTMENT INCOME                                 49,705
Net realized loss on investments (Notes 1 and 4)     (6,302)
Net unrealized appreciation of investments during the period
168,963
Net unrealized depreciation on foreign currency translation during
the period                                              (40)
NET GAIN ON INVESTMENT TRANSACTIONS                  162,621
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS$212,326




The accompanying notes are an integral part of these financial statements.
Statement of changes of net assets

For the period
                                             January 3, 1995
                                              (commencement
                                              of operations)
                                            to September 30,
                                                        1995
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                                $49,705
Net realized loss on investment transactions         (6,302)
Net unrealized appreciation of investment transactions168,963 Net unrealized depreciation of investments and
assets and liabilities in foreign currencies            (40)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS 212,326 Increase from capital share transactions (Note 5) 1,538,785
Total increase in net assets                       1,751,111
NET ASSETS
Beginning of period                                   20,000
END OF PERIOD (including undistributed
net investment income of $50,435)                 $1,771,111




The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                             For the period
                                             January 3, 1995
                                              (commencement
                                              of operations)
                                            to September 30,
                                                        1995
NET ASSET VALUE, BEGINNING OF PERIOD                   $8.50
INVESTMENT OPERATIONS:
Net investment income                                 .27(a)
Net realized and unrealized loss on investments          .87
TOTAL FROM INVESTMENT OPERATIONS                        1.14
NET ASSET VALUE, END OF PERIOD                         $9.64
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%) (b)  13.41(d)
NET ASSETS, END OF PERIOD (IN THOUSANDS)               1,771
Ratio of expenses to average net assets (%)     .49(a)(c)(d)
Ratio of net investment income to average net assets (%)3.04(a)(d)
Portfolio turnover (%)                              21.68(d)

(a)  Reflects an expense limitation during the period (See Note
3). As a result                of such limitation, expenses
     of the fund reflect a reduction of approximately $0.20 per share.
(b)  Total investment return assumes dividend reinvestment and
does not reflect                the effect of sales charges.
(c) The ratios of expenses to average net assets for the period ended September 30, 1995 includes amounts paid through expense
offset                            arrangements (See Note 3).
(d)  Not annualized.

The accompanying notes are an integral part of these financial statements.
NOTES TO FINANCIAL STATEMENTS
For the period January 3, 1995 (commencement of operations) to September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income by investing primarily in equity securities issued by companies in the utilities industries.
The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported as in the case of some securities traded over-the-counter-the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, or any joint trading account, through their custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discount on zero coupon and stepped-coupon bonds is according to the effective yield method.

E) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains. At September 30, 1995, the Fund had a capital loss carryover of approximately $6,000 available to offset future net capital gain, if any, which will expire on September
30, 2003.

F) DISTRIBUTIONS TO SHAREHOLDERS   Distributions to shareholders
from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year September 30, 1995, the fund reclassified $730 to increase undistributed net investment income, $29 to increase accumulated net realized loss, and $701 to decrease paid-in-capital.

G) EXPENSES OF THE TRUST Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on a straight line basis over a five-year period. The fund will reimburse Putnam managment for the payment of these expenses.

I) FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.
NOTE 2
INITIAL CAPITALIZATION AND OFFERING PRICE OF SHARES

The fund was established as a Massachusetts business trust under the laws of Massachusetts on October 31, 1994.

During the period October 31, 1994 to January 3, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 and the issuance of 2,353 shares to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc.
At September 30, 1995 Putnam Investments Management, Inc. owned 176,471 shares of the fund (96.09% of shares outstanding), valued at $1,701,180.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter, subject, under current law, to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expense) received by affiliates of the Manager on the fund's portfolio transactions.

Through December 31, 1995, the fund's manager has agreed to limit the fund's expenses to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and distribution fees) exceed an annual rate of .60% of the fund's average net assets.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Putnam management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam
Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period January 3, 1995 (commencement of operations) to September 30, 1995, fund expenses were reduced by $6,823 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.
The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, although the fund is not currently making any payments pursuant to this plan. The purpose of the plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets.

During the period January 3, 1995 (commencement of operations) to September 30, 1995, Putnam Mutual Funds Corp., acting as the underwriter, received no net commissions from the sale of shares of the fund.

NOTE 4
PURCHASES AND SALES OF SECURITIES

During the period January 3, 1995 (commencement of operations) to September 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $1,827,722 and $320,092, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 5
CAPITAL SHARES

For the period January 3, 1995 (commencement of operations) to September 30, 1995 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              FOR THE PERIOD JANUARY 3, 1995
                             (COMMENCEMENT OF OPERATIONS) TO
                                          SEPTEMBER 30, 1995
                                       Shares         Amount
Shares sold                           181,635     $1,541,857
Shares repurchased                      (331)        (3,072)
NET INCREASE                          181,304     $1,538,785


Federal tax information
(Unaudited)

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.
FUND INFORMATION
INVESTMENT
MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust
Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Anthony W. Regan
Vice President
Peter Carman
Vice President
Brett C. Browchuk
Vice President
Sheldon Simon
Vice President and Fund Manager
William N. Shiebler
Vice President
John R. Verani
Vice President
Paul M. O'Neil
Vice President
John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of the Putnam Quarterly Performance Summary. For more information, or to request a prospectus, call toll free:
1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.